UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 22, 2021

MJ BIOTECH, INC

(Exact name of registrant as specified in its charter)

Wyoming	000-54616	45-2282672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

                                              109 East 17th Street, Suite 80

Cheyenne, Wyoming 82001

(Address of principal executive offices, including zip code)

(561) 523-3830

(Registrant’ s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On July 22, 2021, the Audit Committee of the Board of Directors (the “Audit Committee”) of MJ Biotech Inc, (the “Company”) approved the engagement of WWC, Professional Corporation (“WWC, P.C.”) as the Company’s new independent registered public accounting firm for the years ending December 31, 2019, and December 31, 2020.  The change will be effective upon WWC, P.C. completion of its standard client acceptance process and execution of an engagement letter. The previous auditor  Fruci & Associates II PLLC (F&A II PLLC) resigned as the Company’s independent registered public accounting firm on July 21, 2020.

During the years ended December 31, 2018 and 2017, and the subsequent interim period from January 31, 2018 through June 30, 2018, there were no (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with F&A II PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of F&A II PLLC, would have caused F&A II PLLC to make reference to the subject matter of the disagreement in their reports, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of F&A II PLLC on the Company’s consolidated financial statements as of and for the years ended December 31, 2018, and 2017, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided F&A II PLLC with a copy of the disclosures it is making in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and has requested F&A II PLLC to furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, and if not, stating the reasons for their disagreement.  Attached as Exhibit 99.01 is a copy of the letter of F&A II PLLC.

During the years ended December 31, 2018 and 2017, and the subsequent interim period through March 31, 2019, neither the Company nor anyone on its behalf has consulted F&A II PLLC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or the effectiveness of internal control over financial reporting, where either a written report or oral advice was provided to the Company that F&A II PLLC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1Letter of outgoing independent auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MJ BIOTECH, INC

Dated August 18, 2021	By:	/s/ Maxine Pierson
Maxine Pierson
Chief Executive Officer